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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                            ______________________

                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)        August 19, 1998
                                                --------------------------------


                            CASH TECHNOLOGIES, INC.
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              (Exact name of Registrant as specified in charter)


         Delaware                 000-24569                 95-4558331
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(State or other jurisdiction     (Commission               (IRS Employer
 of incorporation)               File Number)            Identification No.)


 1434 West 11th Street   Los Angeles, California              90015
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(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code        (213)745-2000
                                                  ------------------------------


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         (Former name or former address, if changed since last report)
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ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On August 6, 1998, the Board of Directors of Cash Technologies, Inc. (the "Company") determined that it would be in the best interests of the Company to terminate the services of its independent accountant DeLoitte & Touche LLP, which acted as its independent accountant with respect to the Company's financial statements for the fiscal year ended May 31, 1997 which were included in its Registration Statement for the Company's initial public offering.

     The Company's initial public offering was declared effective by the Securities and Exchange Commission on July 9, 1998 and closing occurred on July 14, 1998. The Underwriters for the initial public offering were Starr Securities, Inc. and GunnAllen Financial, Inc. The Company's initial public offering consisted of the sale of 1,485,000 shares of Common Stock at an offering price of $7.00 per share. On August 18, 1998 the underwriters in the public offering exercised the overallotment option in full to purchase an additional 222,750 shares of Common Stock. The Company received net proceeds of $1,055,000 from the overallotment exercise.

     The Board of Directors has not yet decided on a firm to be its independent accountants for the fiscal year ending March 31, 1998. The Company's annual report on Form 10KSB is due to be filed with the Securities and Exchange Commission on or about October 9, 1998.

     The dismissal of DeLoitte & Touche LLP was recommended and approved by the Board of Directors of the Company and is not the result of any disagreement with DeLoitte & Touche LLP on any matter of accounting principles or practice, financial statement disclosure or auditing scope or procedure.

     During the last two fiscal years no report issued by DeLoitte & Touche LLP contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles. In addition, during the last two fiscal years and subsequent periods there were no disagreements with DeLoitte & Touche LLP regarding accounting principles, or practices, financial statement disclosure, or auditing scope or procedure.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits

16.1 Letter from DeLoite & Touche LLP on change in Certifying Accountant. To be filed by amendment.

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                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CASH TECHNOLOGIES, INC.
                                    (Registrant)


                                    By: /s/ Bruce Korman
                                       ----------------------------
                                            Bruce Korman
                                            Chief Executive Officer
Dated:  August 20, 1998